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                             BUSINESS LOAN AGREEMENT
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Borrower: JAMESON INNS, INC.                          Lender:   FIRST MIDWEST BANK, NATIONAL
                                                                ASSOCIATION
         8 PERIMETER CENTER EAST, SUITE 8050          MOLINE MAIN
         ATLANTA, GA 30346                                      300 PARK BOULEVARD, SUITE 400
                                                                ITASCA, IL 60143
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THIS BUSINESS LOAN AGREEMENT between JAMESON INNS, INC. ("Borrower") and FIRST
MIDWEST BANK, NATIONAL ASSOCIATION ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from
Lender to Borrower, are referred to in this Agreement individually as the "Loan"
and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b)
the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this
Agreement.

TERM. This Agreement shall be effective as of March 30, 2001, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

         Borrower. The word "Borrower" means JAMESON INNS, INC. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

         CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

         Cash Flow. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

         Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

         Debt. The word "Debt" means all of Borrower's liabilities excluding Subordinated Debt.

         ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

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         Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

         Grantor. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

         Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

         Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all, claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

         Lender. The word "Lender" means FIRST MIDWEST BANK, NATIONAL ASSOCIATION, its successors and assigns.

         Liquid Assets. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's readily marketable securities.

         Loan. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

         Note. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

         Permitted Liens. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender;
         (b) liens for taxes, assessments, or similar charges either not yet due or being contested in goad faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

         Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

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         Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

         Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

         SARA. The word "SARA" means the Superfund Amendments and
         Reauthorization Act of 1986 as now or hereafter amended.

         Subordinated Debt. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

         Tangible Net Worth. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

         Working Capital. The words "Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

         Loan Documents. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security Interests; (d) evidence of insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel.

         Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

         Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

         Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

         No Event of Default. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at

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all times any Indebtedness exists:

         Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Georgia and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.
         Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

         Financial information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

         Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

         Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA" "SARA," the Hazardous Materials Transportation Act, 49 U.S.C.
         Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable stale or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrowers ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties; (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part ci Lender to Borrower or to any other person. The

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         representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any at the properties, whether by foreclosure or otherwise.

         Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

         Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been tiled, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

         Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

         Binding Effect. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

         Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

         Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

         Location of Borrower's Offices and Records. Borrower's place of business, or Borrower's Chief Executive Office, if Borrower has more than one place of business, is located at 8 PERIMETER CENTER EAST, SUITE 8050, ATLANTA, GA 3O346. Unless Borrow has designated otherwise in writing this location is also the office or offices where Borrower keeps its records pertaining the Collateral.

         Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state arty material fact necessary to make such information not misleading.

         Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent

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         investigation, is relying upon the above representations and warranties in making the above referenced Loan to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, white this Agreement is in effect, Borrower will:

         Litigation. Promptly inform Lender in wnting of (a) all material adverse changes in Borrower's financial condition, and. (b) all existtrrg and all threatened litigation, Claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

         Financial Records. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

         Financial Statements. Furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year. Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

         Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

         Financial Covenants and Ratios. Comply with the following covenants and ratios:

                  Tangible Net Worth. Maintain a minimum Tangible Net Worth of not less than $100,000,000.00.

                  Cash Flow Requirements. Maintain Cash Flow at not less than the following level: Maintain a Debt Service Ratio of no less than 1.25:1.00 for the property commonly known as: 3020 Utica Ridge Road, Bettendorf, Iowa. The Debt Service Ratio shall be calculated annually and shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct. As used herein "Debt Service Ratio" shall mean (i) Borrower's cash flow (as defined herein under definitions) for such period divided by (ii) the total sum of Borrower's accrued interest and principal due under the loan for such period. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

                  Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage In favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. in connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

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         Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which Insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy, in addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

         Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

         Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

         Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and
         (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

         Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

         Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

         Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

         Compliance Certificate. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or

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         person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

         Environmental Compliance and Reports. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

         Additional Assurances. Make, execute an deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related Documents, or
(c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

         Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

         Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, transfer, or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended). Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay Income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

         Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any Interest In any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

OTHER TERMS AND CONDITIONS. Borrower shall provide to Lender an annual Rent Roll Report accompanied by operating statements for the property commonly known as:
3020 Utica Ridge Road, Bettendorf, Iowa 52722.

ADDITIONAL AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this agreement is In effect, Borrower will cause to be furnished to Lender, as soon as available, but in no event later than thirty (30) days after the end of each quarter, balance sheet and profit and loss statement of Bettendorf Signature Inn for the property commonly known as: 3020 Utica Ridge Road, Bettendorf, Iowa 52722 for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's Chief Financial Officer or other officer or person acceptable to Lender. All financial reports required to be provided under this agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

OPERATING DEPOSIT ACCOUNTS. While any of the Indebtedness remains outstanding, Borrower shall maintain substantially all of its operating deposit accounts for the property commonly known as: 3020 Utica Ridge Road, Bettendorf, Iowa with Lender.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         Default on Indebtedness. Failure of Borrower to make any payment when due on the Loans.

         Other Defaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         Environmental Default. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with any Loan.

         Default In Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

         False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

         Detective Collateralizatlon. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

         Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by Judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's accounts, including deposit accounts, with Lender.

         Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

         Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

         Insecurity. Lender, in good faith, deems itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "insolvency" subsection above, such acceleration shall be automatic and not optional, in addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Applicable Law. This Agreement has been delivered to Lender and accepted by Lender In the State of Illinois. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of ROCK ISLAND County, the State of Illinois. This Agreement shall be governed by and construed In accordance with the laws of the State of Illinois.

         Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         Multiple Parties; Corporate Authority. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations In this Agreement.

         Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests In the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation Interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

         Costs and Expenses. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

         Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

         Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

         Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include alt subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

         Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

         Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

         Time Is of the Essence. Time is of the essence in the performance of this Agreement.

         Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

         Acknowledgment of Receipt of Copies. Borrower hereby acknowledges the receipt of a copy of this Agreement.


BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF MARCH 30, 2001.

BORROWER:

JAMESON INNS, INC.


By: _____________________________
      CRAIG KITCHIN, President


LENDER:

FIRST MIDWEST BANK, NATIONAL ASSOCIATION

By: ____________________________
      Authorized Officer

Prepared By: FIRST MIDWEST BANK, N.A., 300 N. HUNT CLUB ROAD, GURNEE, ILLINOIS 60031-2502,


RECORDATION REQUESTED BY:
   FIRST MIDWEST BANK, NATIONAL ASSOCIATION
   300 PARK BOULEVARD, SUITE 400
   ITASCA, IL 60143

WHEN RCORDED MAIL TO:
   First Midwest Bank, N.A.
   P.O. Box 9003
   Gurnee, IL 60031-2502

                                                    SPACE ABOVE THIS LINE IS FOR
                                                    RECORDER'S USE ONLY

                                    MORTGAGE

NOTICE: This Mortgage secures credit in the amount of $9,000,000.00. Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

THIS MORTGAGE IS DATED MARCH 30, 2001, between JAMESON INNS, INC., whose address is 8 PERIMETER CENTER EAST, SUITE 8050, ATLANTA, GA 30346 (referred to below as "Grantor"); and FIRST MIDWEST BANK, NATIONAL ASSOCIATION, whose address is 300 PARK BOULEVARD, SUITE 400, ITASCA, IL 60143 (referred to below as "Lender").

GRANT OF MORTGAGE. For valuable consideration, Grantor mortgages and conveys to Lender and grants to Lender a security interest in all of Grantor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; rents and profits; all easements, rights of way, and appurtenances; all water, water rights, watercourses and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real prope~, including without limitation all minerals, oil, gas, geothermal and similar matters, located in Scott County, State of Iowa (the "Real Property ):

     LOT NUMBERED ONE IN THE FINAL PLAT OF SIGNATURE INNS BE1TENDORF NORTH, AN ADDITION TO THE CITY OF BETTENDORF, IOWA, AS PER PLAT RECORDED NOVEMBER 4, 1988, AS INSTRUMENT NO. 19878-88; TOGETHER WITH NON-EXCLUSIVE EASEMENT RIGHTS AS CREATED BY DECLARATION OF ACCESS AND SIGN EASEMENTS AND FILED ON NOVEMBER 13, 1990 AS DOCUMENT NO. 21450-90. The Real Property or its address is commonly known as 3020 UTICA RIDGE ROAD, BETTENDORF, IA 52722.

The Real Property tax identification number is 841753501.

Grantor presently assigns to Lender all of Grantor's right, title, and interest in and to all leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents. The lien on the rents granted in this Mortgage shall be effective from the date of the Mortgage and not just in the event of default.

DEFINITIONS. The following words shall have the following meanings when used in this Mortgage. Terms not otherwise defined in this Mortgage shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Grantor. The word "Grantor" means JAMESON INNS, INC. The Grantor is the mortgagor under this Mortgage.

     Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     Improvements. The word "Improvements" means and includes without limitation all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

     Indebtedness. The word "Indebtedness" means all principal, interest and late fees payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Grantor or expenses incurred by Lender to enforce obligations of Grantor under this Mortgage, together with interest on such amounts as provided in this Mortgage. In addition to the Note, the word "Indebtedness" includes all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor, or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, absolute or contingent, liquidated or unliquidated and whether Grantor may be liable individually or jointly with others, whether obligated as guarantor or otherwise, and whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations, and whether such Indebtedness may be or hereafter may become otherwise unenforceable. This Mortgage secures, in addition to the amounts specified in the Note, future advances in the amount of $9,000,000.00, together with all interest thereon, which future advances Lender is obligated to make so long as Grantor complies with all the terms and conditions of the Note or other loan agreement; however, in no event shall such future advances (excluding interest) exceed in the aggregate $9,000,000.00.

     Lender. The word "Lender" means FIRST MIDWEST BANK, NATIONAL ASSOCIATION, its successors and assigns. The Lender is the mortgagee under this Mortgage.

     Mortgage. The word "Mortgage" means this Mortgage between Grantor and Lender, and includes without limitation all assignments and security interest provisions relating to the Personal Property and Rents.

     Note. The word "Note" means the promissory note or credit agreement dated March 30, 2001, in the original principal amount of $3,000,000.00 from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. The maturity date of this Mortgage is March 31, 2006. NOTICE TO GRANTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.

     Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

     Property. The word "Property" means collectively the Real Property and the Personal Property.

     Real Property. The words "Real Property" mean the property, interests and rights described above in the "Grant of Mortgage" section.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

THIS MORTGAGE, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ALL OBLIGATIONS OF GRANTOR UNDER THIS MORTGAGE AND THE RELATED DOCUMENTS. THIS MORTGAGE IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Mortgage, Grantor shall pay to Lender all amounts secured by this Mortgage as they become due, and shall strictly perform all of Grantor's obligations under this Mortgage.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor agrees that Grantor's possession and use of the Property shall be governed by the following provisions:

     Possession and Use. Until in default or until Lender exercises its right to collect Rents as provided for in the Assignment of Rents form executed by Grantor in connection with the Property, Grantor may remain in possession and control of and operate and manage the Property and collect the Rents from the Property. None of the collateral for the Indebtedness constitutes, and none of the funds represented by the Indebtedness will be used to purchase: (a) Agricultural products or property used for an agricultural purpose as defined in Iowa Code Section 535.13; (b) Agricultural land as defined in Iowa Code Section 172C.1 (5) or 175.2 (1); or (c) Property used for an agricultural purpose as defined in Iowa Code Section 570.A.1 (2). Grantor represents and warrants that: (a) There are not now and will not be any wells situated on the Property; (b) There are not now and will not be any solid waste disposal sites on the Property; (C) There are not now and there will not be any hazardous wastes on the Property; (d) There are not now and there will not be any underground storage tanks on the Property.

     Duty to Maintain. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

     Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Mortgage, shall have the same meanings as set forth in the Comprehensive Environmental

   Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C.
   Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by--products or any fraction thereof and asbestos. Grantor represents and warrants to Lender that: (a) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from the Property; (b) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the Property by any prior owners or occupants of the Property or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and
   (C) Except as previously disclosed to and acknowledged by Lender in writing,
   (I) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from the Property and (ii) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation those laws, regulations, and ordinances described above. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Mortgage. Any inspections or tests made by-Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for hazardous waste and hazardous substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Mortgage or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties. The provisions of this section of the Mortgage, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Mortgage and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

   Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing. Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.

   Removal of Improvements. Grantor shall not demolish or remove any Improvements from the Real Property without the prior written consent of Lender. As a condition to the removal of any Improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

   Lender's Right to Enter. Lender and its agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's Interests and to inspect the Property for purposes of Grantor's compliance with the terms and conditions of this Mortgage.

     Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter ir, effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, In Lender's sole opinion. Lender's interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonab~ satisfactory to Lender, to protect Lender's interest.

     Duty to Protect. Grantor agrees neither to abandon nor leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE -- CONSENT BY LENDER. Lender may, at its option, declare immediately due and payable all sums secured by this Mortgage upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any Interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein: whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than ten (10) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Grantor is a corporation, partnership or limited liability company, partnership interests or limited liability company interests, as the case may be. of Grantor. However, this option shall not be exercised by Lender if Such exercise is prohibited by federal law or by Iowa law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Mortgage.

     Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes, payroll taxes, special taxes, assessments, water charges and sewer service charges levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Mortgage, except for the lien of taxes and assessments not due, and except as otherwise provided in the following paragraph

     Right To Contest. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. if a lien arises or is flied as a result of nonpayment, Grantor shall within fifteen
     (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

     Notice of Construction. Grantor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Mortgage.

     Maintenance of Insurance. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption and boiler insurance as Lender may require. Policies shall be written by such insurance companies and In such form as may be reasonably acceptable to Lender. Grantor shall deliver to Lender certificates of coverage from each Insurer containing a stipulation that coverage will not be cancelled or diminished without a minimum often (10) days' prior written notice to Lender and not containing any disclaimer of the insurer's liability for failure to give such notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Should the Real Property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood insurance for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

     Application of Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at its election, apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Grantor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Mortgage. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Mortgage, then to pay accrued interest, and the remainder, it any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor.

     Unexpired Insurance at Sale. Any unexpired insurance shall inure to the benefit of, and pass to. the purchaser of the Property covered by this Mortgage at any trustee's sale or other sale held under the provisions of this Mortgage, or at any foreclosure sale of such Property.

     Grantor's Report on Insurance. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured, the then current replacement value of such property, and the manner of determining that value; and (e) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

TAX AND INSURANCE RESERVES. Subject to any limitations set by applicable law, Lender may require Grantor to maintain with Lender reserves for payment of annual taxes, assessments, and insurance premiums, which reserves shall be created by monthly payments of a sum estimated by Lender to be sufficient to produce amounts at least equal to the taxes, assessments, and insurance premiums to be paid. The reserve funds shall be held by Lender as a general deposit from Grantor, which Lender may satisfy by payment of the taxes, assessments, and insurance premiums required to be paid by Grantor as they become due. Lender shall have the right to draw upon the reserve funds to pay such items, and Lender shall not be required to determine the validity or accuracy of any item before paying it. Nothing In the Mortgage shall be construed as requiring Lender to advance other monies for such purposes, and Lender shall not incur any liability for anything it may do or omit to do with respect to the reserve account. Subject to any limitations set by applicable law, if the reserve funds disclose a shortage or deficiency, Grantor shall pay such shortage or deficiency as required by Lender. All amounts in the reserve account are hereby pledged to further secure the indebtedness, and Lender is hereby authorized to withdraw and apply such amounts on the Indebtedness upon the occurrence of an Event of Default. Lender shall not be required to pay any interest or earnings on the reserve funds unless required by law or agreed to by Lender in writing. Lender is not Grantor's agent for payment of the taxes and assessments required to be paid by Grantor.

EXPENDITURES BY LENDER. If Grantor fails to comply with any provision of this Mortgage, or it any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Grantor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate provided for in the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. Ths Mortgage also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Mortgage.

     Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Mortgage. (b) Grantor has the full right, power, and authority to execute and deliver this Mortgage to Lender, and (c) the liens granted hereby are not the type of lien referred to in Chapter 575 of the 1989 Iowa Code Supplement, as now enacted or hereafter modified, amended or replaced. Grantor, for itself and all persons claiming by, through or under Grantor, agrees that it claims no len or right to a lien of the type contemplated by Chapter 575 or any other chapter of the Code of Iowa and further waives all notices and rights pursuant to said law with respect to the liens hereby granted, and represents and warrants that it is the sole party entitled to do so and agrees to indemnify and hold harmless Lender from any loss, damage, and costs, including reasonable attorney fees, threatened or suffered by Lender arising either directly or indirectly as a result of any claim of the applicability of said law to the liens hereby granted.

     Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Lender under this Mortgage, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

     Compliance With Laws. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities, including without limitation all applicable environmental laws, ordinances, and regulations, unless otherwise specifically excepted in the environmental agreement executed by Grantor and Lender relating to the Property.

CONDEMNATION. The following provisions relating to condemnation of the Property are a part at this Mortgage.

     Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Lender in connection with the condemnation.

     Proceedings. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this
Mortgage:

     Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Mortgage and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Mortgage, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Mortgage.

     Taxes. The following shall constitute taxes to which this section applies:
     (a) a specific tax upon this type of Mortgage or upon all or any part of the Indebtedness secured by this Mortgage; (b) a specific tax on Grantor which Grantor is authorized or required to deduct from payments on the indebtedness secured by this type of Mortgage; (c) a tax on this type of Mortgage chargeable against the Lender or the holder of the Note; and (d) a specIfic tax on all or any portion of the Indebtedness or on payments of principal and interest made by Grantor.

     Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Mortgage, this event shall have the same effect as an Event of Default (as defined below), and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Mortgage as a security agreement are a part of this Mortgage.

      Security Agreement. This instrument shall constitute a security agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

     Security Interest. Upon request by Lender, Grantor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security Interest in the Rents and Personal Property. In addition to recording this Mortgage in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Mortgage as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security Interest. Upon default, Grantor shall assemble the Personal Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

     Fixture Filing. its recording, this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to the Personal Property and for this purpose, the name and address of the debtor is the name and address of Grantor as set forlh on the first page of this Mortgage and the name and address of the secured party is the name and address of Lender as set forth on the first page of this Mortgage.

     Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party), from which information concerning the security interest granted by this Mortgage may be obtained (each as required by the Uniform Commercial
     Code), are as stated on the first page of this Mortgage.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Mortgage.

     Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (a) the obligations of Grantor under the Note, this Mortgage, and the Related Documents, and (b) the liens and security interests created by this Mortgage as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or agreed to the contrary by Lender in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

     Attorney-In-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Grantor pays all the Indebtedness, including without limitation all future advances, when due, and otherwise performs all the obligations imposed upon Grantor under this Mortgage, Lender shall execute and deliver to Grantor a suitable satisfaction of this Mortgage and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Grantor will pay, if permitted by applicable law, any reasonable termination fee as determined by Lender from time to time.

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ("Event of Default") under this Mortgage:

     Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

     Default on Other Payments. Failure of Grantor within the time required by this Mortgage to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

     Environmental Default. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with the Property. Compliance Default. Failure of Grantor to comply with any other term, obligation, covenant or condition contained in this

     Mortgage, the Note or in any of the Related Documents.

     Default In Favor of Third Parties. Should Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or Grantor's ability to repay the Note or Grantor's ability to perform Grantor's obligations under this Mortgage or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Mortgage, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     Defective Collateralization. This Mortgage or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Foreclosure, Forfeiture, etc. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forfeiture proceeding, provided that Grantor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

     Breach of Other Agreement. Any breach by Grantor under the terms of any other agreement between Grantor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Grantor to Lender, whether existing now or later.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

     Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     Insecurity.  Lender in good faith deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lender, at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

     Accelerate Indebtedness. Lender shall have the right at its option to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay without notice, except as may be expressly required by applicable law.

     UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

     Collect Rents. Lender shall have the right, without notice to Grantor, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney--in--fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

     Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

     Nonjudicial Foreclosure. Lender may exercise the right to nonjudicial foreclosure pursuant to Iowa Code Section 654.18 and Chapter 655A as now enacted or hereafter modified, amended or replaced.

     Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

     Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender. This paragraph is subject to any rights of Grantor, under Iowa law, to remain in possession of the Property during a redemption period.

     Other Remedies. Lender shall have all other rights and remedies provided in this Mortgage or the Note or available at law or in equity.

     Sale of the Property. To the extent permitted by applicable law, Grantor hereby waives any and all right to have the property marshalled. In exercising its rights and remedies, Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

     Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition.

     Shortened Redemption. Grantor hereby agrees that, in the event of foreclosure of this Mortgage, Lender may, at its sole option, elect to reduce the period of redemption pursuant to Iowa Code Sections 628.26, 628.27, or 628.28, or any other Iowa Code Section, to such time as may be then applicable and provided by law.

     Waiver; Election of. A waiver by any party of a breach of a provision of this Mortgage shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or take action to perform an obligation of Grantor under this Mortgage after failure of Grantor to perform shall not affect Lender's right to declare a default and exercise its remedies under this Mortgage.

     Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Mortgage, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the rate provided for in the Note. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post--judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, and title insurance, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

NOTICES TO GRANTOR AND OTHER PARTIES. Any notice under this Mortgage, including without limitation any notice of default and any notice of sale to Grantor, shall be in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered, or when deposited with a nationally recognized overnight courier, or, if mailed, shall be deemed effective when deposited in the United States mail first class, certified or registered mail, postage prepaid, directed to the addresses shown near the beginning of this Mortgage. Any party may change its address for notices under this Mortgage by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. All copies of notices of foreclosure from the holder of any lien which has priority over this Mortgage shall be sent to Lender's address, as shown near the beginning of this Mortgage. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Mortgage:

     Amendments. This Mortgage, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Mortgage. No alteration of or amendment to this Mortgage shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Annual Reports. If the Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

     Applicable Law. This Mortgage has been delivered to Lender and accepted by Lender in the State of Illinois. Except as set forth hereinafter, this Mortgage shall be governed by, construed and enforced In accordance wIth the laws of the State of Illinois, except and only to the extent of procedural matters related to the perfection and enforcement by Lender of its rights and remedies against the Property, which matters shall be governed by the laws of the State of Iowa. However, in the event that the enforceability or validity of any provision of this Mortgage Is challenged or questioned, such provision shall be governed by whichever applicable state or federal law would uphold or would enforce such challenged or questioned provision. The loan transaction which is evidenced by the Note and this Mortgage (which secures the Note) has been applied for, considered, approved and made in the State of Illinois.

     Caption Headings. Caption headings in this Mortgage are for convenience purposes only and are not to be used to interpret or define the provisions of this Mortgage.

     Merger. There shall be no merger of the interest or estate created by this Mortgage with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

     Multiple Parties; Corporate Authority. All obligations of Grantor under this Mortgage shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Mortgage.

     Severability. If a court of competent jurisdiction finds any provision of this Mortgage to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Mortgage in all other respects shall remain valid and enforceable.

     Successors and Assigns. Subject to the limitations stated in this Mortgage on transfer of Grantor's interest, this Mortgage shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Mortgage and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Mortgage or liability under the Indebtedness.

     Time Is of the Essence. Time is of the essence in the performance of this Mortgage.

     Release of Rights of Dower, Homestead and Distributive Share. Each of the undersigned hereby relinquishes all rights of dower, homestead and distributive share in and to the Property and waives all rights of exemption as to any of the Property.

     Waivers and Consents. Lender shall not be deemed to have waived any rights under this Mortgage (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Mortgage shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or any of Grantor's obligations as to any future transactions. Whenever consent by Lender is required in this Mortgage, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent s required.

     Acknowledgment of Receipt of Copies. Grantor hereby acknowledges the receipt of a copy of this Mortgage.

   NEGATIVE COVENANT. Grantor covenants and agrees with Lender that while this Mortgage is in effect, Grantor shall not, without the prior written consent of Lender, create, grant or permit to exist in favor of any person or entity, except Lender, any lien, charge, security interest, encumbrance, cloud on title, mortgage, pledge or similar interest in or against the Property, including, without limitation, any mechanic's lien claim or materialman's lien claim, whether such lien, charge, security interest, encumbrance, cloud on title, mortgage, pledge or similar interest is inferior or superior to the lien of this Mortgage, and excepting only any such lien, charge, security interest, encumbrance, cloud on title, mortgage, pledge or similar interest set forth in the Real Property description contained in this Mortgage or in any title insurance policy, title report or final title opinion issued in favor of, and accepted by, Lender in connection with this Mortgage.

   GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MORTGAGE, AND GRANTOR AGREES TO ITS TERMS.

   GRANTOR:

   JAMESON INNS, INC.

   By:  Craig R. Kitchin
      ------------------
     CRAIG KITCHIN, President

                            CORPORATE ACKNOWLEDGMENT

   STATE OF GEORGIA
                   SS
   COUNTY OF DEKALB

   On this 30/th/ day of March, , A.D., 2001, before me before me a Notary Public for said County and State, personally appeared CRAIG KITCHIN, President, to me personally known, who, being by me duly sworn did say that that person is an authorized signer of said corporation, that no seal has been procured by said corporation and that said instrument was signed on behalf of the said corporation by authority of its Board of directors and that said CRAIG KITCHEN, President acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

                                Steven A. Curlee
                                -----------------
                      Notary Public in the state of Georgia

                          SUBORDINATION, NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

     THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT ("Agreement") is made as of MARCH 30, 2001 by and between FIRST MIDWEST BANK, NATIONAL ASSOCIATION ("Lender"), Jameson Inns, Inc. (Borrower") and Jameson Hospitality LLC ("Lessee").

                                    RECITALS

     Lender, Borrower and Lessee acknowledge the following:

     A. Lender has made or will make a first mortgage loan in the original principal amount of $3,000,000.00 to Borrower (the "Loan"), which is evidenced by a note (the "Note"), and secured by a mortgage (the "Mortgage") which encumbers or will encumber the real property described on Exhibit A attached to this Agreement (the "Property").

     B. Lessee entered into a Lease (the "Lease") dated May 7, 1999 and Amendments dated May 7, 1999 and November 28, 2000 with Borrower, by which Lessee has leased all of the Property, as described in the Lease (the "Premises"). A copy of the Lease and all amendments and modifications thereto is attached as Exhibit B to this Agreement.

     C. As a condition precedent to Lender making the Loan, Lender has required that Borrower and Lessee enter into this Agreement with Lender.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which Lender, Borrower and Lessee acknowledge, LENDER, BORROWER and LESSEE AGREE:

     1. Subordination. In consideration for Lender's agreements set forth in
        -------------
Section 3 of this Agreement, Lessee and Borrower agree that to the extent that they pertain to the Premises, the Lease, and the rights of Lessee under the Lease and to the Premises, are and shall remain subject, subordinate and junior to the lien created by the Mortgage, and to the rights and interests of Lender, its successors and assigns under the documents providing evidence of and security for the Loan (collectively, the "Loan Documents").

     2. Purchase Options. Any acquisition of title to the Property made by
        ----------------
Lessee during the term of the Mortgage pursuant to any option or right contained in the Lease to acquire title to all or a portion of the Property shall be made subject to the

Mortgage.

     3. Nondisturbance. Provided that no event of default by Lessee has occurred
        --------------
under the Lease which remains uncured beyond any applicable cure period, Lender shall not diminish or interfere with Lessee's possession, use or occupancy of the Premises, or Lessee's rights and privileges under the Lease, and Lender shall not disturb Lessee's occupancy of the Premises during the current term of the Lease.

     4. Lessee not to be Joined in Foreclosure. Lender will not join Lessee as a
        --------------------------------------
named-party in a foreclosure of the Mortgage unless such Joinder is necessary to foreclose the Mortgage, and then only to foreclose the Mortgage, and not for the purpose of terminating the Lease unless an event of default by Lessee has occurred under the Lease and continues beyond any cure period.

     5. Attornment. If Lender forecloses the Mortgage, or obtains Borrower's
        ----------
interest through a proceeding in lieu of foreclosure or pursuant to a foreclosure, or by any other manner, Lender shall have all of the rights of Borrower as landlord under the Lease, to the extent they pertain to the Premises, and may rely on all of the terms, covenants and conditions of the Lease for the balance of the term of the Lease, and any extension or renewal periods, with the same force and effect as if Lender were the original landlord under the Lease. Lessee shall attorn to Lender as its landlord immediately upon Lender succeeding to the interest of Borrower under the Lease, and such attornment shall occur without the execution of any further instruments by any of the parties to this Agreement. However, Lessee shall have no obligation to pay rent to Lender until Lessee receives written notice from Lender that Lender has either (i) succeeded to Borrower's interest under the Lease, or (ii) has exercised its rights under an assignment of leases contained in the Loan Documents. Lessee shall have all of its rights and obligations under the Lease during any such period of attornment.

     6. Lender not bound by Acts of Prior Landlords. If Lender succeeds to the
        -------------------------------------------
interest of Borrower under the Lease, Lender shall not be: (a) liable for any act or omission of any prior landlord, including Borrower; (b) subject to any offsets or defenses which Lessee might have against any prior landlord, including Borrower; (c) bound by any rent or additional rents which Lessee might have paid for any rental period, other than the rental period in effect at the time of such succession; or (d) bound by any material amendment or material modification of the Lease made without Lender's consent (which consent will not be unreasonably withheld or delayed). For purposes of (d), an amendment or modification will be deemed material if it increases the landlord's obligations under the lease in any material respect or diminishes, reduces, eliminates or terminates any obligation of Lessee in any material respect or attempts to terminate or shorten the term of the Lease. Upon the occurrence of an event of default by Borrower under the Lease, or any other event or occurrence that would give rise to an offset against rent or a claim against Borrower under the Lease, Lessee shall;
(x) use its best efforts to set off such default against rents currently due Borrower if permitted under the Lease; (y) give Lender notice of such default or occurrence in the manner provided in this Agreement; and (z) give Lender such time as is reasonable to cure such default or rectify such occurrence, provided Lender notifies Lessee of its intent to cure such default within 30 days after receipt of written notice from Lessee of default by Borrower under the Lease, and proceeds diligently to cure such default. Notwithstanding any provision of the Lease or any other instrument to the contrary, Lessee may not cancel the Lease, claim an offset against rent, or exercise any right or remedy, until Lender has been given notice and an opportunity to cure the default, but Lessee may seek a personal judgment against

Borrower for damages suffered as a result of such claimed default. Lessee will not pay any rent under the Lease more than 30 days in advance of its due date, or materially amend or materially modify the Lease (as provided in subsection
(d) above).

     7. Assignment of Lease. Borrower has, by a separate Assignment of Leases
        -------------------
("Assignment"), assigned its interest in the rents and payments due under the Lease, to the extent they pertain to the Premises, as security for the repayment of the Loan. Lessee acknowledges and consents to such Assignment. All rents due under the Lease, to the extent they pertain to the Premises, shall be paid to Borrower so long as no event of default has occurred by Borrower under the Loan Documents. Lender may, at its option, require that Lessee pay all rents and other payments due under the Lease, to the extent they pertain to the Premises, directly to Lender. Borrower authorizes and directs Lessee, and Lessee agrees, to pay any payments due under the terms of the Lease, to the extent they pertain to the Premises, to Lender upon notification that Lender has exercised such option. The Assignment does not diminish any obligation of Borrower under the Lease or impose any such obligation on Lender until Lender succeeds to the interest of Borrower as described in section 5.

     8. Successor and Assigns. This Agreement shall be binding upon Lender,
        ---------------------
Borrower and Lessee, and each of their heirs, administrators, representatives, successors and assigns, and all parties having an interest in the Lease, and shall inure to the benefit of Lender and its successors and assigns.

     9. Notices. Any notice which a party to this Agreement may desire, or may
        -------
be required, to give to any other party shall be in writing, and shall be mailed by certified mail, or its equivalent as follows:

                  If to Lender:        First Midwest Bank, National Association
                                       Attn: Lance Heuer
                                       506 15th Street
                                       Moline, Illinois, 61265

                  If to Borrower:      Jameson Inns, Inc.
                                       8 Perimeter Center East, Suite 8050
                                       Atlanta, GA 30346

                  If to Lessee:        Jameson Hospitality LLC
                                       8 Perimeter Center East, Suite 8050
                                       Atlanta, GA 30346

     Lender, Borrower or Lessee may change its notice address by sending notice to the other parties in writing designating a new address to which the other parties may send notice.

     IN WITNESS WHEREOF, this document is made and executed as of the date first above written.

                                       LESSEE:

                                       Jameson Hospitality LLC

                                       By: Craig R. Kitchin
                                       Title:   Manager and
                                                Vice President Finance

                                       BORROWER:

                                       Jameson Inns, Inc.

                                       Craig R. Kitchin
                                       ----------------
                                       By: Craig Kitchin
                                       Title: President

                                       LENDER:

                                       FIRST MIDWEST BANK, NATIONAL ASSOCIATION

                                       Lance Heuer
                                       ---------------------
                                       By: Lance Heuer
                                       Title: Vice President

                                    EXHIBIT A

     LOT NUMBERED ONE IN THE FINAL PLAT OF SIGNATURE INNS BETTENDORF NORTH, AN ADDITION TO THE CITY OF BETTENDORF, IOWA, AS PER PLAT RECORDED NOVEMBER 4, 1988, AS INSTRUMENT NO. 19878-88; TOGETHER WITH NON-EXCLUSIVE EASEMENT RIGHTS AS CREATED BY DECLARATION OF ACCESS AND SIGN EASEMENTS AND FILED ON NOVEMBER 13, 1990 AS DOCUMENT NO. 21450-90.

     Commonly known address: 3020 Utica Ridge Road, Bettendorf, Iowa 52722
PIN: 841753501

                                    EXHIBIT B

                                     (Lease)

Prepared By: FIRST MIDWEST BANK, N.A,, 300 N. HUNT CLUB ROAD, GURNEE, ILLINOIS
     60031-2502,


RECORDATION REQUESTED BY:
     FIRST MIDWEST BANK, NATIONAL ASSOCIATION
     300 PARK BOULEVARD, SUITE 400
     ITASCA, IL 60143

WHEN RECORDED MAIL TO:
     First Midwest Bank, N.A.
     P.O. Box 9003
     Gurnee, IL 60031-2502

                                                   SPACE ABOVE THIS LINE IS FOR
                                                   RECORDER'S USE ONLY


                               ASSIGNMENT OF RENTS

THIS ASSIGNMENT OF RENTS IS DATED MARCH 30, 2001, between JAMESON INNS, INC., whose address is 8 PERIMETER CENTER EAST, SUITE 8050, ATLANTA, GA 30346 (referred to below as "Grantor"); and FIRST MIDWEST BANK, NATIONAL ASSOCIATION, whose address is 300 PARK BOULEVARD, SUITE 400, ITASCA, IL 60143 (referred to below as "Lender").

ASSIGNMENT. For valuable consideration, Grantor assigns, grants a continuing security interest in, and conveys to Lender all of Grantor's right, title, and interest in and to the Rents from the following described Property located in SCOTT County, State of Iowa:

          LOT NUMBERED ONE IN THE FINAL PLAT OF SIGNATURE INNS BETTENDORF NORTH, AN ADDITION TO THE CITY OF BE1TENDORF, IOWA, AS PER PLAT RECORDED NOVEMBER 4, 1988, AS INSTRUMENT NO. 19878-88; TOGETHER WITH NON-EXCLUSIVE EASEMENT RIGHTS AS CREATED BY DECLARATION OF ACCESS AND SIGN EASEMENTS AND FILED ON NOVEMBER 13, 1990 AS DOCUMENT NO. 21450-90.

The Real Property or its address is commonly known as 3020 UTICA RIDGE ROAD, BETTENDORF, IA 52722. The Real Property tax identification number is 841753501.

DEFINITIONS. The following words shall have the following meanings when used in this Assignment. Terms not otherwise defined in this Assignment shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Assignment. The word "Assignment" means this Assignment of Rents between Grantor and Lender, and includes without limitation all assignments and security interest provisions relating to the Rents.

     Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     Grantor. The word "Grantor" means JAMESON INNS, INC

     Indebtedness. The word "Indebtedness" means all principal, interest and late fees payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Grantor or expenses incurred by Lender to enforce obligations of Grantor under this Assignment, together with interest on such amounts as provided in this Assignment. In addition to the Note, the word "Indebtedness" includes all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor, or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, absolute or contingent, liquidated or unliquidated and whether Grantor may be liable individually or jointly with others, whether obligated as guarantor or otherwise, and whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations, and whether such Indebtedness may be or hereafter may become otherwise unenforceable. This Assignment secures, in addition to the amounts specified in the Note, future advances in the amount of $9,000,000.00, together with all interest thereon, which future advances Lender is obligated to make so long as Grantor complies with all the terms and conditions of the Note or other loan agreement; however, in no event shall such future advances (excluding interest) exceed in the aggregate $9,000,000.00.

     Lender. The word "Lender" means FIRST MIDWEST BANK, NATIONAL ASSOCIATION, its successors and assigns.

     Note. The word "Note" means the promissory note or credit agreement dated March 30, 2001, in the original principal amount of $3,000,000.00 from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

     Property. The word "Property" means the real property, and all improvements thereon, described above in the "Assignment" section.

     Real Property. The words "Real Property" mean the property, interests and rights described above in the "Property Definition" section.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     Rents. The word "Rents" means all rents, revenues, income, issues, profits and proceeds from the Property, whether due now or later, including without limitation all Rents under that certain lease with JAMESON HOSPITALITY LLC (BUT ONLY TO THE EXTENT SUCH RENTS PERTAIN TO THE PROPERTY) which was made on the following terms and conditions:

         Date of Lease: 05-07-1999
         Lease Terms: COMMENCING MAY 7, 1999 AND CONTINUING TO AND INCLUDING DECEMBER 31, 2012. PERCENTAGE RENT IS PAYABLE QUARTERLY.
         Rental Amount(s): $394.00 PER ROOM PER MONTH

THIS ASSIGNMENT IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF GRANTOR UNDER THE NOTE, THIS ASSIGNMENT, AND THE RELATED DOCUMENTS. THIS ASSIGNMENT IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Assignment or any Related Document, Grantor shall pay to Lender all amounts secured by this Assignment as they become due, and shall strictly perform all of Grantor's obligations under this Assignment. Unless and until Lender exercises its right to collect the Rents as provided below and so long as there is no default under this Assignment, Grantor may remain in possession and control of and operate and manage the Property and collect the Rents, provided that the granting of the right to collect the Rents shall not constitute Lender's consent to the use of cash collateral in a bankruptcy proceeding.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE RENTS. With respect to the Rents, Grantor represents and warrants to Lender that:

     Ownership. Grantor is entitled to receive the Rents free and clear of all rights, loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

     Right to Assign. Grantor has the full right, power, and authority to enter into this Assignment and to assign and convey the Rents to Lender.

     No Prior Assignment. Grantor has not previously assigned or conveyed the Rents to any other person by any instrument now in force.

     No Further Transfer. Grantor will not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Rents except as provided in this Agreement.

LENDER'S RIGHT TO COLLECT RENTS. Lender shall have the right at any time, and even though no default shall have occurred under this Assignment, to collect and receive the Rents. For this purpose, Lender is hereby given and granted the following rights, powers and authority:

     Notice to Tenants. Lender may send notices to any and all tenants of the Property advising them of this Assignment and directing all Rents to be paid directly to Lender or Lender's agent.

     Enter the Property. Lender may enter upon and take possession of the Property; demand, collect and receive from the tenants or from any other persons liable therefor, all of the Rents; institute and carry on all legal proceedings necessary for the protection of the Property, including such proceedings as may be necessary to recover possession of the Property; collect the Rents and remove any tenant or tenants or other persons from the Property.

     Maintain the Property. Lender may enter upon the Property to maintain the Property and keep the same in repair; to pay the costs thereof and of all services of all employees, including their equipment, and of all continuing costs and expenses of maintaining the Property in proper repair and condition, and also to pay all taxes, assessments and water utilities, and the premiums on fire and other insurance effected by Lender on the property.

     Compliance with Laws. Lender may do any and all things to execute and comply with the laws of the State of Iowa and also all other laws, rules, orders, ordinances and requirements of all other governmental agencies affecting the Property.

     Lease the Property. Lender may rent or lease the whole or any part of the Property for such term or terms and on such conditions as Lender may deem appropriate.

     Employ Agents. Lender may engage such agent or agents as Lender may deem appropriate, either in Lender's name or in Grantor's name, to rent and manage the Property, including the collection and application of Rents.

     Other Acts. Lender may do all such other things and acts with respect to the Property as Lender may deem appropriate and may act exclusively and solely in the place and stead of Grantor and to have all of the powers of Grantor for the purposes stated above.

     No Requirement to Act. Lender shall not be required to do any of the foregoing acts or things, and the fact that Lender shall have performed one or more of the foregoing acts or things shall not require Lender to do any other specific act or thing.

APPLICATION OF RENTS. All costs and expenses incurred by Lender in connection with the Property shall be for Grantor's account and Lender may pay such costs and expenses from the Rents. Lender, in its sole discretion, shall determine the application of any and all Rents received by it; however, any such Rents received by Lender which are not applied to such costs and expenses shall be applied to the Indebtedness. All expenditures made by Lender under this Assignment and not reimbursed from the Rents shall become a part of the Indebtedness secured by this Assignment, and shall be payable on demand, with interest at the Note rate from date of expenditure until paid.

FULL PERFORMANCE. If Grantor pays all of the Indebtedness when due and otherwise performs all the obligations imposed upon Grantor under this Assignment, the Note, and the Related Documents, Lender shall execute and deliver to Grantor a suitable satisfaction of this Assignment and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Property. Any termination fee required by law shall be paid by Grantor, if permitted by applicable law.

EXPENDITURES BY LENDER. If Grantor fails to comply with any provision of this Assignment, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Grantor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate provided for in the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Assignment also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had.

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ("Event of Default") under this Assignment:

     Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

     Compliance Default. Failure of Grantor to comply with any other term, obligation, covenant or condition contained in this Assignment, the Note or in any of the Related Documents.

     Default In Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Assignment or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Assignment, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     Defective Collateralization. This Assignment or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     Other Defaults. Failure of Grantor to comply with any term, obligation, covenant, or condition contained in any other agreement between Grantor and Lender.

     Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Foreclosure, Forfeiture, etc. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self--help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forfeiture proceeding, provided that Grantor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

     Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     Insecurity. Lender in good faith deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

     Accelerate Indebtedness. Lender shall have the right at its option to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay without notice, except as may be expressly required by applicable law.

     Collect Rents. Lender shall have the right, without notice to Grantor, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender shall have all the rights provided for in the Lender's Right to Collect Section, above. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

     Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Properly and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

     Other Remedies. Lender shall have all other rights and remedies provided in this Assignment or the Note or by law.

     Waiver; Election of Remedies. A waiver by any party of a breach of a provision of this Assignment shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or take action to perform an obligation of Grantor under this Assignment after failure of Grantor to perform shall not affect Lender's right to declare a default and exercise its remedies under this Assignment.

     Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Assignment, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the rate provided for in the Note. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post--judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, and title insurance, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Assignment:

     Amendments. This Assignment, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Assignment. No alteration of or amendment to this Assignment shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Assignment has been delivered to Lender and accepted by Lender in the State of Illinois. Except as set forth hereinafter, this Assignment shall be governed by, construed and enforced in accordance with the laws of the State of Illinois, except and only to the extent of procedural matters related to the perfection and enforcement by Lender of its rights and remedies against the Property, which matters shall be governed by the laws of the State of Iowa. However, in the event that the enforceability or validity of any provision of this Assignment is challenged or questioned, such provision shall be governed by whichever applicable state or federal law would uphold or would enforce such challenged or questioned provision. The loan transaction which Is evidenced by the Note and this Assignment (which secures the Note) has been applied for, considered, approved and made in the State of Illinois.

       Merger. There shall be no merger of interest or estate created by this assignment with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

       Multiple Parties; Corporate Authority. All obligations of Grantor under this Assignment shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Assignment.

       No Modification. Grantor shall not enter into any agreement with the holder of any mortgage, deed of trust, or other security agreement which has priority over this Assignment by which that agreement is modified, amended, extended, or renewed without the prior written consent of Lender. Grantor shall neither request nor accept any future advances under any such security agreement without the prior written consent of Lender.

       No Obligation of Lender. The assignment and security interest granted in this Assignment shall not be deemed or construed to constitute Lender as a mortgagee or trustee in possession of the Property, to obligate Lender to lease the Property or to attempt to do so, or to take any action, incur any expense or perform or discharge any obligation, duty or liability whatsoever under any of the leases or otherwise.

       Severability. If a court of competent jurisdiction finds any provision of this Assignment to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Assignment in all other respects shall remain valid and enforceable.

       Successors and Assigns. Subject to the limitations stated in this Assignment on transfer of Grantor's interest, this Assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Assignment and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Assignment or liability under the Indebtedness.

       Time Is of the Essence. Time is of the essence in the performance of this Assignment.

       Release of Rights of Dower, Homestead and Distributive Share. Each of the undersigned hereby relinquishes all rights of dower, homestead and distributive share in and to the Property and waives all rights of exemption as to any of the Property.

       Waivers and Consents. Lender shall not be deemed to have waived any rights under this Assignment (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Assignment shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or any of Grantor's obligations as to any future transactions. Whenever consent by Lender is required in this Assignment, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

       Acknowledgment of Receipt of Copies. Grantor hereby acknowledges the receipt of a copy of this Assignment.

   GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT OF RENTS, AND GRANTOR AGREES TO ITS

   TERMS.

   GRANTOR:

   JAMESON INNS. INC.

   By:  /s/ Craig R. Ktichin
       ---------------------

       CRAIG KITCHIN, President

                            CORPORATE ACKNOWLEDGMENT

   STATE OF GEORGIA

                    SS

   COUNTY OF DeKALB

   On this 30/th/ day of March_ , A.D., 2002, before me before me a Notary Public in and for said County and State, personally appeared CRAIG KITCHIN, President, to me personally known, who, being by me duly sworn did say that that person is an authorized signer of said corporation, that no seal has been procured by said corporation and that said instrument was signed on behalf of the said corporation by authority of its Board of directors and that said CRAIG KITCHIN, President, acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

                                              Steven A. Curlee
                                          --------------------------------------
                                          Notary Public in the State of Georgia

                                 PROMISSORY NOTE
Borrower: JAMESON INNS, INC.                       Lender: FIRST MIDWEST BANK,
                                                   NATIONAL ASSOCIATION
         8 PERIMETER CENTER EAST, SUITE 8050       MOLINE MAIN
         ATLANTA, GA 30346                         300 PARK BOULEVARD, SUITE 400
                                                   ITASCA, IL 60143

         Principal Amount: $3,000,000.00           Date of Note: March 30, 2001
         Initial Rate: 8.000%

PROMISE TO PAY. JAMESON INNS, INC. ("Borrower") promises to pay to FIRST MIDWEST BANK, NATIONAL ASSOCIATION ("Lender"), or order, In lawful money of the United States of America, the principal amount of Three Million & 00,100 Dollars ($3,000,000.00), together with interest on the unpaid principal balance from March 30, 2001, until paid In full.

PAYMENT. Subject to any payment changes resulting from changes In the Index, Borrower will pay this loan In 59 regular payments of $25,318.29 each and one irregular last payment estimated at $2,655,796.91. Borrower's first payment is due April 30, 2001, and all subsequent payments are due on the last day of each month after that. Borrower's final payment, due March 31, 2006, will be for all principal and all accrued Interest not yet paid. Payments Include principal and Interest. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time t lime based on changes in an independent index which is the Prime rate as published in the Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The Interest rate change will not occur more often than once each month. The Index currently is 8.000% per annum. The Interest rate to be applied to the unpaid principal balance or this Note will be at a rate equal to the Index, resulting in an Initial rate of 8.000% per annum. NOTICE: Under no circumstances will the Interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever Increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest. (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT PENALTY. Upon prepayment of this Note, Lender Is entitled to the following prepayment penalty: BORROWER MAY FROM TIME TO TIME, UPON AT LEAST FIVE
(5) DAYS' PRIOR WRITTEN NOTICE TO LENDER, PREPAY THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE IN WHOLE OR IN PART; PROVIDED HOWEVER, (I) BORROWER SHALL PAY TO LENDER AT THE TIME OF ANY SUCH PREPAYMENT, IF SUCH PREPAYMENT IS FUNDED DIRECTLY OR INDIRECTLY BY FUNDS RECEIVED FROM A REFINANCING WITH A FINANCIAL INSTITUTION OTHER THAN LENDER, A PREPAYMENT PREMIUM IN AN AMOUNT EQUAL TO (A) THREE PERCENT (3%) OF THE AMOUNT OF SUCH PREPAYMENT FOR ANY PREPAYMENT MADE DURING THE PERIOD FROM THE DATE OF THIS NOTE TO AND INCLUDING MARCH 29, 2002,
(B) TWO PERCENT (2%) OF THE AMOUNT OF SUCH PREPAYMENT FOR ANY PREPAYMENT MADE DURING THE PERIOD FROM MARCH 30, 2002 TO AND INCLUDING MARCH 29, 2003, AND (C) ONE PERCENT (1%) OF THE AMOUNT OF SUCH PREPAYMENT FOR ANY PREPAYMENT MADE DURING THE PERIOD FROM MARCH 30, 2003 TO AND INCLUDING SEPTEMBER 30, 2005 (II) ANY PARTIAL PREPAYMENT OF PRINCIPAL SHALL BE APPLIED TO THE UNPAID PRINCIPAL INSTALLMENTS OF THIS NOTE IN THE INVERSE ORDER OF THEIR MATURITIES. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

DEFAULT. Borrower will be in default If any of the following happens: (a) Borrower falls to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf Is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes Insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness Is impaired. (i) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest Immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 4.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to alt other sums provided bylaw. This Note has been delivered to Lender and accepted by Lender in the State of-Illinois. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of ROCK ISLAND County, the State of Illinois. This Note shall be governed by and construed in accordance with the laws of the State of Illinois.

CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear in any court of record and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, plus attorneys' fees as provided in this Note, plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be Invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open In the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note Is secured by VARIOUS COLLATERAL INCLUDING, WITHOUT LIMITATION, A MORTGAGE AND AN ASSIGNMENT OF RENTS DATED MARCH 30, 2001 ON PROPERTY COMMONLY KNOWN AS 3020 UTICA RIDGE ROAD, BE1TENDORF, IOWA 52722.

FINANCIAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

ADDITIONAL GENERAL PROVISIONS. The term "Borrower" as used herein, shall mean all parties signing this Note and each of them and all such parties shall be jointly and severally obligated hereunder.

OTHER TERMS AND CONDITIONS. This Note is issued pursuant to the terms and conditions set forth in a Business Loan Agreement dated March 30, 2001 between Borrower and Lender.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or Impair, fail to realize upon or perfect Lender's Security Interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification Is made.

ILLINOIS INSURANCE NOTICE. Unless Borrower provides Lender with evidence of the insurance coverage required by Borrower's agreement with Lender, Lender may purchase Insurance at Borrower's expense to protect Lender's interests in the collateral. This insurance may, but need not, protect Borrower's interests. The coverage that Lender purchases may not pay any claim that Borrower makes or any claim that Is made against Borrower in connection with the collateral. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained insurance as required by their agreement. If Lender purchases insurance for the collateral, Borrower will be responsible for the costs of that insurance, including interest and any other charges Lender may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to Borrower's total outstanding balance or obligation. The costs of the insurance may be more than the cost of insurance Borrower may be able to obtain on Borrower's own.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:
JAMESON INNS, 0INC.


By:__________________________
    CRAIG KITCHIN, President